SECOND FORBEARANCE AND AMENDMENT AGREEMENT





                                      AMONG





                        PHYSICIAN COMPUTER NETWORK, INC.,





                         THE SUBSIDIARIES PARTY HERETO,





                   FLEET BANK, N.A., AS ADMINISTRATIVE AGENT,



                                       AND



                            THE LENDERS PARTY HERETO







                         DATED AS OF SEPTEMBER 30, 1998








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                   SECOND FORBEARANCE AND AMENDMENT AGREEMENT






         SECOND FORBEARANCE AND AMENDMENT AGREEMENT, dated as of September 30, 1998, (this "Agreement" or the "Second Forbearance Agreement") among PHYSICIAN COMPUTER NETWORK, INC., a New Jersey corporation (the "Borrower"), the several subsidiaries of the Borrower which are parties hereto (the "Subsidiaries"), the several banks and other financial institutions or entities which are parties hereto (the "Lenders"), and FLEET BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

         I. The Administrative Agent, Lehman Brothers Commercial Paper, Inc., asarranger and as a Lender, the Lenders and the Borrower entered into a Credit Agreement,dated as of September 10, 1997 (the "Credit Agreement").

         II. The Administrative Agent, the Lenders, the Borrower and certain Subsidiaries of the Borrower (the "Guarantors") also entered into a Guarantee and Collateral Agreement, dated as of September 10, 1997 (the "Guarantee and Collateral Agreement").

         III. On March 3, 1998, the Borrower issued a Securities and Exchange Commission Form 8-K and a press release pursuant to which the Borrower disclosed the existence of certain accounting matters.

         IV. On April 2, 1998, the Borrower issued another press release disclosing, among other things, additional accounting matters and announcing that the Borrower's auditors had withdrawn their opinion with respect to the Borrower's 1996 financial statements. A description of the nature of the disclosures, facts and events described in Recitals III and IV was set forth as Exhibit A annexed to a First Forbearance Agreement (hereinafter defined) and the disclosures, facts and events described in Exhibit A are collectively referred to herein as the "Accounting Matters."

         V. The Accounting Matters have resulted in one or more Events of Default under the Credit Agreement (the "Specified Events of Default").

         VI. As a result of the occurrence of the Specified Events of Default, the Borrower and the Guarantors have requested that the Administrative Agent and the other Lenders agree to forbear from pursuing their remedies under, and to amend certain sections of, the Credit Agreement.

         VII. The Administrative Agent, the Required Lenders, the Borrowers and the Guarantors entered into a Forbearance and Amendment Agreement, dated as of April 22, 1998, pursuant to and subject to the terms and conditions of which the Administrative Agent and the Required Lenders agreed to forbear from pursuing their remedies until the Maturity Date (the "First Forbearance Agreement").

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         VIII.  Under the terms of the Credit  Agreement  and First  Forbearance
Agreement, the Loans matured on September 30, 1998.

         IX.  The  Borrower  and  its  subsidiary,  PCN  HP  Venture  Corp.,  GW
Acquisition Corp. ("Glaxo") and HealthMatics G.P. have entered into a Partnership Interest Purchase Agreement (the "HealthMatics Purchase Agreement") pursuant to which PCN HP's partnership interest in the partnership known as HealthMatics G.P. (the "Partnership Interest") will be sold to an affiliate of Glaxo for a purchase price of $4,619,103.25 (the "HealthMatics Proceeds") and for immediate forgiveness by HealthMatics of unpaid partnership contributions of $183,400 and accounts payable of $197,896.75 (the "Deductions").

         X. The Borrower and the Guarantors have now requested that the Administrative Agent and the Lenders agree (a) to release their security interests in the Partnership Interest (b) to agree to a sharing of the HealthMatics Proceeds, and (c) to extend the Maturity Date and to forbear from pursuing their remedies for a period to and including June 30, 1999.

         XI. The Administrative Agent and the Lenders have advised the Borrower and Guarantors that they are willing to release their security interests in the Partnership Interest, to agree to a sharing of the HealthMatics Proceeds and to extend the Maturity Date and to forbear from pursuing their remedies until June 30, 1999 on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:


SECTION 1.                 DEFINITIONS AND REFERENCES.


     1.1          OTHER DEFINITIONS:

         Any capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement and the First Forbearance Agreement.


     1.2          AMENDMENTS OF DEFINITIONS.

         The following defined terms in the Credit Agreement and the First Forbearance Agreement are hereby amended in their entirety as follows:

         "ADDITIONAL LOAN DOCUMENTS" means all of the documents executed and delivered to the Administrative Agent pursuant to the First Forbearance Agreement and pursuant to SECTION 4 of the Second Forbearance Agreement.

         "AUDITORS" means Arthur Andersen LLP or another firm of certified public accountants reasonably acceptable to the Administrative Agent and the Lenders.

         "BUSINESS COMBINATION" means (a) a sale of all or substantially all of the assets of the

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Borrower, (b) the sale of all or substantially all of the shares of Common Stock of the Borrower (c) a merger, consolidation or other similar transaction involving the Borrower (d) a loan or refinancing including, without limitation, a loan or refinancing under an Acceptable Loan Commitment or (e) a sale of assets or stock, including without limitation, a sale of assets or stock under an Acceptable Purchase Agreement.

         "EXTENSION FEE" means the fee payable to the Lenders by the Borrower under SECTIONS 2.3(B) of the Credit Agreement.

         "MATURITY DATE" means June 30, 1999.

         "RESTRUCTURE FEE" has the meaning set forth in SECTION 4(C) hereof.


     1.3          ADDITIONAL DEFINITIONS

         The following defined terms shall have the following meanings in the Credit Agreement and this Agreement:

         "ACCEPTABLE LOAN COMMITMENT" means a definitive written commitment which, in the reasonable judgment of all of the Lenders, is from a financially responsible lending institution to provide to the Borrower a loan or loans in amounts sufficient to enable the Borrower to pay all of its obligations to the Lenders (including principal, interest, fees, including the Extension Fee, and expenses) in full on or before June 30, 1999, which, in the reasonable judgment of all of the Lenders, shall be unconditional except with respect to (a) matters that are not within the direct control of the applicable lending institution and
(b) the execution and delivery of closing documentation contemplated by the commitment and necessary for the consummation of a loan transaction, which are within the power and control of the respective parties to execute and deliver without further approvals and consents.

         "ACCEPTABLE PURCHASE AGREEMENT" means a definitive written agreement which, in the reasonable judgment of all of the Lenders, is from a financially responsible purchaser to purchase assets or stock of the Borrower for a price that will yield to the Borrower sufficient net, available proceeds to enable the Borrower to pay all of its obligations to the Lenders (including principal, interest, fees, including the Extension Fee, and expenses) in full on or before June 30, 1999, which, in the reasonable judgment of all of the Lenders, shall be unconditional except with respect to (a) matters that are not within the direct control of the applicable purchaser and (b) the execution and delivery of closing documentation contemplated by the agreement and necessary for the consummation of an asset or stock purchase and sale transaction, which are within the power and control of the respective parties to execute and deliver without further approvals and consents.

         "CASH COLLATERAL DEPOSIT" has the meaning set forth in SECTION 4(D) of the Second Forbearance Agreement.

         "HEALTHMATICS PARTNERSHIP AGREEMENT" means the Partnership Agreement dated as of January 25, 1996 among the Borrower, PCN HP Venture Corp. and GW Investment

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Corp. for the partnership now known as HealthMatics G.P. ("HealthMatics").

         "HEALTHMATICS TRANSACTION AGREEMENT" means the Transaction Agreement dated as of January 25, 1996 among GW Investment Corp., the Borrower and HealthMatics relating to HealthMatics and the Partnership Agreement.

         "SECOND FORBEARANCE EFFECTIVE DATE" means the date on which the Second Forbearance Agreement is executed by all parties and all of the payments and documents listed in SECTION 4 of the Second Forbearance Agreement have been received by the Administrative Agent.


     1.4          REFERENCES TO CREDIT AGREEMENT AND CERTAIN DEFINED TERMS.

         From and after the Second Forbearance Effective Date (a) all references herein and in any other Loan Document to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended pursuant to the First Forbearance Agreement and this Agreement, (b) all references in the Credit Agreement, the Loan Documents or the Additional Loan Documents to the term
"Revolving Credit Termination Date" shall be deemed to be a reference to the term "Maturity Date", and (c) all references to the term "Notes" in this Agreement, the Credit Agreement, the Loan Documents and the Additional Loan Documents shall be deemed to be a reference to the amended and restated notes delivered to the Lenders pursuant to the First Forbearance Agreement as amended pursuant to this Agreement.


SECTION 2.            ACKNOWLEDGMENTS.


     2.1          ACKNOWLEDGMENT OF DEBT


         (a) The Borrower hereby acknowledges, confirms and declares that, as of the date hereof and after giving effect to the principal payment required under
SECTION 4(B) hereof, the outstanding principal balance of the Loans is $15,411,592.36 and such principal amount and all other amounts due to the Lenders under the Credit Agreement are unconditionally owed to the Lenders without any setoff, recoupment, deduction, counterclaim, or defense of any kind or nature to the payment thereof.

         (b) Each of the Guarantors hereby acknowledges, confirms and declares that the amounts owed by the Borrower to the Lenders and described in SECTION 2.1(A) hereof are owed by each of the Guarantors to the Lenders in accordance with the terms of the Guarantee and Collateral Agreement without any setoff, recoupment, deduction, counterclaim or defense of any kind or nature to the payment thereof.


     2.2          ACKNOWLEDGMENT OF RECITALS AND DEFAULTS.


         (a) The Borrower and each of the Guarantors acknowledges that the Recitals are

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true and correct in all material respects.


     (b) The Borrower and each of the Guarantors acknowledge (i) the disclosure of the Accounting Matters and agree that the disclosure of the Accounting Matters and the results and the effects thereof constitute and, notwithstanding the execution of this Agreement, will continue to constitute one or more Events of Default under the Credit Agreement and (ii) the failure of the Borrower and the Guarantors to pay the Loans on September 30, 1998 constituted an Event of Default (the "Maturity Default").


     2.3          ACKNOWLEDGMENT OF TERMINATION OF COMMITMENTS.

         (a) The Borrower acknowledges and agrees that, as a result of and as of the occurrence of the Specified Events of Default, the Revolving Credit Commitments contained in SECTION 2.1 of the Credit Agreement and the L/C Commitment contained in SECTION 3.1 of the Credit Agreement were and remain irrevocably terminated.

         (b) The Borrower acknowledges and agrees that (i) upon the Lenders' receipt of any payment of principal from and after the date hereof, the Revolving Credit Commitments shall be further reduced and irrevocably terminated by the amount of principal repaid and (ii) the Borrower shall not have any right to borrow and the Lenders shall not have any obligation to re-lend any amount repaid.


     2.4          ACKNOWLEDGMENT OF RESERVATION OF RIGHTS.


         The Borrower and the Guarantors acknowledge and agree that nothing contained in this Agreement is or shall be deemed to be (i) a waiver by the Administrative Agent or any of the Lenders of any of the Specified Events of Default (ii) a waiver of any of the Lenders rights and remedies arising from the occurrence of the Specified Events of Default, or (iii) a release or waiver by the Administrative Agent or any of the Lenders of any claim, right, or cause of action arising out of, relating to or in connection with the Accounting Matters or the Specified Events of Default, all of which are hereby reserved by the Administrative Agent and the Lenders.


     2.5          ACKNOWLEDGMENT OF ADVICE OF COUNSEL AND OTHER MATTERS.

         The Borrower and the Guarantors hereby acknowledge that:

         (a) they have been advised by counsel in the negotiation, execution and delivery of this Agreement and the Additional Loan Documents;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or the Guarantors arising out of or in connection with this Agreement or any of the Additional Loan Documents, and the relationship between the

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Administrative  Agent and  Lenders,  on the one hand,  and the  Borrower and its
Subsidiaries, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

         (c) no joint venture is created by this Agreement, the First Forbearance Agreement, the Credit Agreement or by the Additional Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and its Subsidiaries and the Lenders.


SECTION 3.            REPRESENTATIONS AND WARRANTIES.

         To induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:


     3.1          CORPORATE EXISTENCE; COMPLIANCE WITH LAW.

         Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.


     3.2          CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the Additional Loan Documents. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Additional Loan Documents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the Additional Loan Documents. This Agreement and the Additional Loan Documents have been duly executed and delivered on behalf of each Loan Party thereto. This Agreement and the Additional Loan Documents constitute, and each other Additional Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).


     3.3          NO LEGAL BAR.

         The execution, delivery and performance of this Agreement and the Additional Loan Documents, will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the

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Security Documents).


     3.4   USE OF PROCEEDS OF THE SALE OF THE HEALTHMATICS PARTNERSHIP INTEREST.

         The Borrower will use (a) $750,000 of the HealthMatics Proceeds to reduce the principal balance of the Loans, (b) $250,000 of the HealthMatics Proceeds to pay the Restructure Fee, (c) $2,619,103.25 of the HealthMatics Proceeds exclusively for working capital and general corporate purposes of the Borrower and the Subsidiaries and not for any purpose that would violate the Credit Agreement, and (d) $1,000,000 of the HealthMatics Proceeds will be remitted to the Agent as a condition to the effectiveness of, and to hold in accordance with, this Agreement.


     3.5          ACCURACY OF INFORMATION, ETC.

         No statement or information contained in this Agreement or other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement, contained as of the date any such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading.


     3.6          ENCUMBERED ASSETS

         Neither the Borrower nor any Subsidiary owns or has rights in or to any Property (a) that is not subject to the security interests granted to the Administrative Agent and the Lenders or (b) that is in Canada, the United Kingdom or any country other than the United States.


     3.7          SOFTWARE PROTECTION

         The Borrower and its Subsidiaries have (a) obtained or, where appropriate, continued copyright registrations under applicable law for any and all intellectual property owned by the Borrower and its Subsidiaries that is subject to registration and (b) assigned to the Administrative Agent and granted to the Administrative Agent a security interest in all of such copyright registrations.


     3.8       CREDIT AGREEMENT AND FIRST FORBEARANCE AGREEMENT REPRESENTATIONS.

         The representations and warranties contained in SECTIONS 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.17, 4.19, 4.20 and 4.21 of the Credit
Agreement, in SECTION 3.4, 3.6, 3.7 AND 3.8 of the First Forbearance Agreement, and in SECTION 4 of the Guarantee and Collateral Agreement are true and correct in all material respects as of the date of this Agreement,

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except that with respect to the representations and warranties in (a) in SECTION
4.8 of the Credit Agreement and Section 4.2 of the Guarantee and Collateral Agreement, the Borrower and Subsidiaries have granted security interests to Alvarez & Marsal, Inc., subject to and in accordance with the A&M Intercreditor Agreement and (b) SECTION 4.15 of the Credit Agreement and SECTION 3.7 of the Forbearance Agreement, Solion Corp. and Medical Network Systems, Inc., are, as of the date hereof, also each a Subsidiary of the Borrower.


     3.9          GLAXO RELATIONSHIP.

         (a) Neither the Borrower nor any of its subsidiaries has any relationships with Glaxo Wellcome Inc. or any of its affiliates except (i) under the HealthMatics Partnership Agreement and the HealthMatics Transaction Agreement and (ii) as a reseller of products of HealthMatics, and

         (b) Neither Glaxo Wellcome, Inc. nor any of its subsidiaries owe any monies tothe Borrower or any of its Subsidiaries.


SECTION 4.            CLOSING CONDITIONS

         This Agreement shall become effective and binding upon the Lenders upon the Administrative Agent's receipt of the following (which, in the case of documents, agreements, certificates and opinions, must be satisfactory in form and substance to the Administrative Agent and its counsel):

         (a) SALE OF PARTNERSHIP INTEREST. A copy of the fully executed HealthMatics Purchase Agreement, certified by an officer of the Borrower to be true, complete and correct and confirmation that the sale of the Partnership Interest has closed and that the Borrower has given irrevocable directions to have the HealthMatics Proceeds distributed in accordance with this Agreement.

         (b) PRINCIPAL PAYMENT. $750,000, by wire transfer of immediately available funds, from the HealthMatics Proceeds, which shall be applied by the Lenders as a payment in reduction of the principal balance of each Lender's Loan.

         (c)  RESTRUCTURE  FEE.  $250,000,   by  wire  transfer  of  immediately
available funds, from the HealthMatics Proceeds, which shall be paid to the Lenders as a fee for entering into this Agreement (the "Restructure Fee").

         (d) CASH COLLATERAL DEPOSIT. $1,000,000, by wire transfer of immediately available funds, from the HealthMatics Proceeds, which shall be held by the Administrative Agent as collateral for the obligations of the Borrower and the Subsidiaries to the Administrative Agent and the Lenders in accordance with this Agreement (the "Cash Collateral Deposit").

         (e)      LEGAL OPINIONS.  Legal opinions of

                  (i) Gordon Altman Butowsky Weitzen Shalov and Wein, counsel to the

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Borrower and its Subsidiaries.

                  (ii) local counsel in New Jersey to the Borrower.

         (f) SECRETARY'S CERTIFICATE. A certificate of the Secretary of the Borrower and its Subsidiaries certifying (i) that attached thereto are true and complete copies of the resolutions, adopted by the Board of Directors of the
Borrower and its Subsidiaries and all other necessary corporate action evidencing approval of the transactions contemplated by this Agreement and (ii) as to the incumbency and specimen signature of each officer of the Borrower and its Subsidiaries executing the Agreement.

         (g) LITIGATION. A schedule of any pleadings filed in any legal actions commenced against the Borrower and any of its Subsidiaries since April 22, 1998, and a copy of any such pleadings requested by the Administrative Agent.

         (h) PICOWER REAFFIRMATION. An agreement from Picower unconditionally reaffirming his obligations under the Picower Guarantee and the Picower Agreement.

         (i) FIRST  AMENDMENT TO GUARANTEE  AND  COLLATERAL  AGREEMENT.  A First
Amendment  to  Guarantee  and   Collateral   Agreement  in  form  and  substance
satisfactory to the Administrative Agent and its counsel.

         (j) PROFESSIONAL FEES. Payment of the fees and expenses of Emmet, Marvin & Martin, LLP and Ernst & Young, LLP, the fees and expenses of counsel of the Lenders and the allocated costs of in-house counsel of the Administrative Agent and the Lenders.


SECTION 5.            AMENDMENTS OF THE CREDIT AGREEMENT


     5.1          AMENDMENTS - EXISTING SECTIONS



         5.1.1    AMENDMENT OF SECTION 2.3.

         SECTION 2.3 of the Credit Agreement is amended by deleting the text thereof in its entirety and substituting therefor the following:

         "2.3     REPAYMENT OF LOANS; MATURITY DATE AND EXTENSION FEE.

         (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender the then unpaid principal amount of the Loan of such Lender on the Maturity Date (or such earlier date on which the Loans become due and payable under SECTION 8(E) through (L) of the Credit Agreement or under SECTION 7 of the Second Forbearance Agreement). The Borrower further agrees to pay interest on the unpaid principal balance of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in
SECTION 2.9.

         (b) In consideration of and in order to induce the Lenders to enter into the Second

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Forbearance Agreement, the Borrower agrees to pay to the Lenders, in addition to the Restructure Fee payable under SECTION 4 (C) of the Second Forbearance Agreement, a fee of $1,000,000 (the "Extension Fee").

         (c) The Borrower acknowledges and agrees that (i) the Extension Fee has been earned in full upon execution of the Second Forbearance Agreement, (ii) the Extension Fee shall be due and payable in full on the earlier to occur of (1) the Maturity Date (or such earlier date on which the Loans become due and payable under SECTION 8(E) through (L) of the Credit Agreement or SECTION 7 of the Second Forbearance Agreement) or (2) the occurrence of a Business Combination, and (iii) the obligation of the Borrower to pay the Extension Fee is secured and guaranteed pursuant to the Guarantee and Collateral Agreement.

         (d) The Extension Fee payable by the Borrower pursuant to SECTIONS 2.3(B) and the Restructure Fee paid by the Borrower pursuant to SECTION 4(C) of the Second Forbearance Agreement shall be retained by the Lenders as fees and not as payments of interest, principal or expenses on the Loans.

         (e) Upon the occurrence of a Business Combination the entire principal balance of the Loans and all other amounts due under the Credit Agreement (including without limitation, the Extension Fee), shall be immediately due and payable.

         (f) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (g) The  Administrative  Agent shall maintain the Register  pursuant to
SECTION 10.6(E), and a subaccount therein for each Lender, in which shall be recorded (1) the amount of each Loan made hereunder and any Note evidencing such Loan, (2) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (3) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (h) The entries made in the Register and the accounts of each Lender maintained pursuant to SECTION 2.3(G) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

         (i) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Revolving Credit Loans of such Lender, substantially in the form of Exhibit E to the First Forbearance Agreement, with appropriate insertions as to date and principal amount."

         5.1.2    AMENDMENTS OF SECTION 2.9


         SECTION 2.9 of the Credit Agreement is amended by deleting the text thereof in its entirety and substituting therefor the following:

                  "2.9     INTEREST RATE AND PAYMENT DATES.  (a) All outstanding
Loans continue to be Base Rate Loans.

         (b) All Base Rate Loans shall bear interest at the Reference Lender's Base Rate plus 2% per annum for the period from the Second Forbearance Effective Date to and including the Maturity Date or such earlier date on which the Loans become due and payable under SECTION 8(E) through (L) of the Credit Agreement or
SECTION 7 of the Second Forbearance Agreement. The Base Rate is subject to daily adjustment in accordance with the definition of "Base Rate."

         (c) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and all other amounts due and owing to the Lenders by the Borrower (whether or not overdue) shall bear interest at a rate per annum which is equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this SECTION 2.9 PLUS 2%, from the date of such non-payment until such amount is paid in full (both before and after the entry of any judgment).

         (d) Interest on all of the Base Rate Loans shall be payable in arrears on the first day of each month."

5.1.3    AMENDMENT OF SECTION 2.12.

         SECTION 2.12 of the Credit Agreement is amended by deleting the text thereof in its entirety and substituting therefor the following:

                  "2.12    PRO RATA TREATMENT AND PAYMENTS.

         (a) Each payment by the Borrower on account of the Restructuring Fee and the Extension Fee shall be made to the Administrative Agent and shall be distributed by the Administrative Agent to the Lenders PRO RATA according to the respective outstanding principal balances of the Loans then held by the Lenders.

         (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans and payments received from the proceeds of sale of any Disposition Asset shall be made to the Administrative Agent and shall be distributed by the Administrative Agent to the Lenders PRO RATA according to the respective outstanding principal balances of the Loans then held by the Lenders.

         (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day."

     5.2          ADDITIONAL COVENANTS.

         5.2.1  The  Credit   Agreement  is  amended  by  adding  the  following
additional covenants as SECTIONS 6.18 through 6.19:

         "6.18  DELIVERY  OF  AUDITED  FINANCIAL  STATEMENTS.   Deliver  to  the
Administrative Agent and each of the Lenders on or before March 31, 1999 the audited financial statements of the Borrower and its Subsidiaries for the years ended December 31, 1996, December 31, 1997, and December 31, 1998."

         "6.19 DELIVERY OF AN ACCEPTABLE LOAN COMMITMENT OR ACCEPTABLE PURCHASE AGREEMENT. Deliver to Administrative Agent and each of the Lenders on or before April 30, 1999 either an Acceptable Loan Commitment or an Acceptable Purchase Agreement."


SECTION 6.            FORBEARANCE

         The Administrative Agent and the Lenders hereby agree, from and after the date hereof to and including the earlier of the Maturity Date or the occurrence of a Termination Event, that the Lenders shall forbear from directing the Administrative Agent to:

         (a) declare the Loans to be due and payable as a result of the occurrence of (i) the Specified Events of Default or (ii) any existing or future violations of the covenants contained in SECTION 7.1 of the Credit Agreement,

         (b) institute any judicial or non-judicial action or proceeding to enforce or obtain payment of the Loans or to enforce the Lenders' security interests as a result of (i) the Specified Events of Default or (ii) any existing or future violation of the covenants contained in SECTION 7.1 of the Credit Agreement.


SECTION 7.            TERMINATION EVENTS

         Each of the following shall constitute a "Termination Event" under this
Agreement:

         (a) a Termination Event as defined in the First Forbearance Agreement, other than events of the kind described in SECTIONS 7(I) and 7(J) of the First Forbearance Agreement.

         (b) any representation or warranty made or deemed made by any Loan Party herein or in any Additional Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such Additional Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made.

         (c) the Borrower  shall fail to comply with the covenants  contained in
SECTION 6.18 OR SECTION 6.19 of the Credit Agreement by the dates specified therein and such default shall continue uncured for a period of 5 days after notice to the Borrower from the Administrative Agent, with time being of the essence at the expiration of any such five (5) day period.

         (d) the occurrence of an Event of Default specified in SECTIONS 8(E) through (L) of the Credit Agreement.


SECTION 8.        REMEDIES; CONSENT TO RELIEF FROM STAY AND OTHER
REMEDIES.


     8.1          REMEDIES.

         Upon one (1) business day's written notice of the occurrence of a Termination Event of the kind described in SECTION 7(E) of the First Forbearance Agreement (which notice shall describe in reasonable detail the events and circumstances resulting in a Revised Material Adverse Effect) and immediately upon the occurrence of any other Termination Event, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall:

         (a) terminate the forbearance agreements contained in SECTION 6 hereof.

         (b) declare all amounts due under the Credit Agreement, this Agreement, under the other Loan Documents and under the Additional Loan Documents, under the Guarantee and Collateral Agreement, and under the Picower Guarantee to be due and payable forthwith, whereupon the same shall be immediately due and payable.

         (c) apply the Cash Collateral Deposit to the immediate payment of the obligations of the Borrower and the Subsidiaries to the Administrative Agent and the Lenders.

         (d) take any action which the Administrative Agent and the Required Lenders deem necessary or appropriate to collect the Loans and to enforce the rights and remedies under this Agreement, the Credit Agreement, the Guarantee and the Collateral Agreement, the Picower Guarantee, the other Loan Documents, the Additional Loan Documents and under applicable law.


     8.2          CONSENT TO RELIEF FROM STAY AND OTHER REMEDIES

         (a) AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE LENDERS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, (WITHOUT SUCH MATERIAL CONSIDERATION THE ADMINISTRATIVE AGENT AND THE

LENDERS WOULD NOT HAVE ENTERED INTO THIS AGREEMENT), THE BORROWER AND ITS SUBSIDIARIES HEREBY AGREE THAT IN THE EVENT THAT THE BORROWER AND/OR ITS SUBSIDIARIES SHALL (i) FILE WITH ANY BANKRUPTCY COURT OR BE THE SUBJECT OF ANY PETITION UNDER TITLE 11 OF THE U.S. CODE, AS IT MAY BE AMENDED FROM TIME TO TIME ("CODE"), (ii) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER SUCH TITLE 11 OF THE CODE, AS IT MAY BE AMENDED FROM TIME TO TIME, (iii) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (iv) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, (v) BE THE SUBJECT OF ANY ORDER, JUDGMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, WHETHER VOLUNTARY OR INVOLUNTARY, THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL THEREUPON BE ENTITLED TO IMMEDIATE RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY
SECTION 362 OF TITLE 11 OF THE CODE, AS MAY BE AMENDED FROM TIME TO TIME, OR IMPOSED BY ANY SUCH OTHER PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO ADMINISTRATIVE AGENT AND THE
LENDERS AS PROVIDED IN THE CREDIT AGREEMENT, THIS AGREEMENT, THE SECURITY DOCUMENTS OR AS OTHERWISE PROVIDED BY LAW.

         (b) THE BORROWERS AND EACH OF THE SUBSIDIARIES FURTHER AGREE THAT UPON THE OCCURRENCE OF ANY TERMINATION EVENT AND WHETHER OR NOT ANY OF THE EVENTS SET FORTH ABOVE IN SECTION 8.2(A) HAVE OCCURRED, THE BORROWER AND SUBSIDIARIES SHALL TAKE, OR CAUSE TO BE TAKEN, ANY AND ALL ACTIONS NECESSARY: (I) TO PERMIT THE ADMINISTRATIVE AGENT AND THE LENDERS TO PROCEED WITH ANY AND ALL ENFORCEMENT ACTIONS UNDER THIS AGREEMENT, THE CREDIT AGREEMENT, SECURITY DOCUMENTS AND THE ADDITIONAL LOAN DOCUMENTS; AND (II) TO PERMIT THE ADMINISTRATIVE AGENT AND THE LENDERS TO INITIATE AND/OR PROCEED WITH ANY AND ALL FORECLOSURES ON (WHETHER JUDICIAL OR NON-JUDICIAL), AND REALIZATION OF, ANY AND ALL PROPERTY HELD AS SECURITY FOR THE LOANS.

SECTION 9.            RELEASES

         AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE LENDERS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, (WITHOUT SUCH MATERIAL CONSIDERATION ADMINISTRATIVE AGENT WOULD NOT HAVE ENTERED INTO THIS AGREEMENT), BORROWER AND EACH SUBSIDIARY, AND ON BEHALF OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASORS") HEREBY FOREVER WAIVES, RELEASES, REMISES, ACQUITS AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY OF ADMINISTRATIVE AGENT'S OR LENDER'S RESPECTIVE PARENTS, AFFILIATES, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, REPRESENTATIVES, SHAREHOLDERS, SUBSIDIARIES AND AFFILIATE CORPORATIONS, CONSTITUENT PARTNERS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, ADVISORS, SUCCESSORS, HEIRS, ASSIGNS AND BENEFICIARIES, AND EACH OF THEM (COLLECTIVELY, THE "RELEASEES"), OF AND FROM ANY AND ALL CONTROVERSIES, PROMISES, DAMAGES, COSTS, LOSSES, EXPENSES, OBLIGATIONS, INDEBTEDNESS, DEBTS, SUMS OF MONEY, ACCOUNTS, COMPENSATIONS, CONTRACTS, LIABILITIES, BREACHES OF CONTRACTS, BREACHES OF DUTY OF ANY RELATIONSHIP, ACTS, OMISSIONS, MISFEASANCE, MALFEASANCE, RIGHTS, CAUSES OF ACTION, SUITS, JUDGMENTS, CLAIMS, RECOUPMENTS, COUNTERCLAIMS OR DEMANDS, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, AND IRRESPECTIVE OF HOW, WHY, OR BY REASON OF WHAT FACTS, WHETHER NOW EXISTING OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, FORESEEABLE OR UNFORESEEABLE, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, IN LAW, ADMIRALTY OR EQUITY (ANY OF THE FOREGOING, A "CLAIM"), WHICH ANY OF THE RELEASORS PREVIOUSLY HAD FROM THE BEGINNING OF THE WORLD OR NOW HAVE AGAINST ANY OF THE RELEASEES THROUGH THE DATE HEREOF, RELATED TO OR CONNECTED WITH (A) THIS AGREEMENT, THE ADDITIONAL LOAN DOCUMENTS, THE CREDIT AGREEMENT, THE LOANS OR ANY OF THEM OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THE FOREGOING, OR (B) ANY DISCUSSIONS OR ALLEGED ORAL AGREEMENTS AMONG THE RELEASEES AND THE RELEASORS, OR ANY OF THEM, RELATING TO THE LOANS OR ANY OTHER MATTER, WHICH DISCUSSIONS OR ORAL AGREEMENTS ARE NOT EMBODIED IN A WRITTEN AGREEMENT EXECUTED BY A PARTIES INTENDED TO BE BOUND BY SUCH AGREEMENT AND EXPRESSLY STATED TO BE AN AGREEMENT AMONG ALL OF SUCH PARTIES. THE BORROWER, THE SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS INTEND THAT THIS WAIVER, RELEASE AND DISCHARGE APPLIES TO ALL SUCH CLAIMS THAT ARE

BASED ON FACTS OR CIRCUMSTANCES THAT EXISTED PRIOR TO, OR CAME INTO EXISTENCE CONCURRENTLY WITH, OR THAT COME INTO EXISTENCE PRIOR, THE EXECUTION AND DELIVERY OF THIS AGREEMENT BUT WHICH DO NOT RIPEN INTO A RIGHT, CAUSE OF ACTION, CLAIM OR DEMAND UNTIL AFTER THE EXECUTION AND DELIVERY OF THIS AGREEMENT. BORROWER AND EACH OF THE SUBSIDIARIES HEREBY AGREES AND ACKNOWLEDGES THAT FACTS OR CIRCUMSTANCES NOW UNKNOWN TO THE BORROWER AND THE SUBSIDIARIES, AS THE CASE MAY BE, THAT EXISTED PRIOR TO, OR CAME INTO EXISTENCE CONCURRENTLY WITH, THE EXECUTION AND DELIVERY OF THIS AGREEMENT MAY HAVE GIVEN RISE TO CLAIMS THAT ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND THE BORROWER AND EACH SUBSIDIARY FURTHER AGREES THAT THIS SECTION 9 HAS BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT ACKNOWLEDGMENT AND THAT THE BORROWER AND EACH SUBSIDIARY, AS THE CASE MAY BE, NEVERTHELESS HEREBY INTENDS IRREVOCABLY TO WAIVE, RELEASE, REMISE, ACQUIT AND DISCHARGE THE RELEASEES OF AND FROM ANY SUCH UNKNOWN CLAIMS AS AFORESAID, RELATED TO ANY OF THE TRANSACTIONS OR CIRCUMSTANCES DESCRIBED IN THIS SECTION.


SECTION 10.                MISCELLANEOUS


     10.1         AMENDMENTS AND WAIVERS.

         None of the terms as provisions of this Agreement may be waived, amended, supplemented or otherwise modified, except in accordance with SECTION
10.1 of the Credit Agreement.


     10.2 AGREEMENTS AND ACKNOWLEDGMENTS OF THE ADMINISTRATIVE AGENT AND REQUIRED LENDERS.

         The Administrative Agent and the Lenders:

         (a)(i) acknowledge that the Borrower has not delivered the financial statements required under SECTION 6.1(A) (for the fiscal year ending December 31, 1997) and under SECTION 6.1(B) (for the first three quarters of the fiscal year ending December 31, 1998) of the Credit Agreement and (ii) agree that the Borrower's failure to deliver such financial statements does not and will not constitute a Termination Event, provided the Borrower delivers such financial statements and the other financial statements required under SECTION 6.18 of the Credit Agreement to the Administrative Agent and the other Lenders on or before the earlier of (i) five (5) days after such financial statements are issued and
(ii) March 31, 1999.

         (b) (i) acknowledge that certain of the reports required under SECTIONS 6.2(C) AND (D) of the Credit Agreement may be included in the reports required under SECTION 6.10 of the Credit Agreement and (ii) agree that the Borrower shall not be obligated to provide duplicative reports to the Administrative Agent, provided however, in the event of any conflicts or inconsistencies between the requirements of
SECTION 6.2 and SECTION 6.10, the requirements of SECTION 6.10 shall control.

         (c) agree,  subject to the  satisfaction of the conditions set forth in
SECTION 4  hereof,  to  release  their  security  interests  in the  Partnership
Interest.

         (d) agree to transfer the Cash Collateral Deposit to the operating accounts of the Borrower to use and disburse in accordance with this Agreement, provided (i) the Borrower has complied with the covenants contained in SECTION
6.18 and 6.19 on or before the dates specified in such sections or within five days of notice from the Administrative Agent that the Borrower is in default in compliance with such Sections and (ii) no Termination Event has occurred.


     10.3         FURTHER ASSURANCES.

         At any time and from time to time, promptly after any request by the Administrative Agent, the Borrower and the Subsidiaries will make, execute and deliver, or cause to be made, executed and delivered, and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as the Administrative Agent shall deem necessary any and all such other and further financing statements, continuation statements, certificates, documents, instruments, documents to correct any technical or inadvertent errors or omissions in legal descriptions, and other items as the Administrative Agent, may deem necessary or desirable in order to effectuate and to implement this Agreement and to effectuate, complete or perfect, or to continue and preserve the Liens and security interests granted or intended to be granted under this Agreement, the Credit Agreement, the Security Documents and the Additional Loan Documents.


     10.4         NOTICES.

         All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered in accordance with SECTION 10.4 of the First Forbearance Agreement.


     10.5          NO WAIVER; CUMULATIVE REMEDIES.

     No failure to exercise and no delay in exercising, on the part of either the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


     10.6         SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.


     10.7         PAYMENT OF EXPENSES.

         The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Agreement and any amendment, supplement or modification to, this Agreement and the other Additional Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel and other advisors to the Administrative Agent, and to each of the Lenders (including the allocated fees and expenses of in-house counsel) (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold the Administrative Agent and each Lender harmless from, any and all recording and filing fees or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the
Additional Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Administrative Agent and each Lender and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Additional Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans and the Third Party Contribution or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnitee. The agreements in this SECTION 10.6 shall survive repayment of the Loans and all other amounts payable hereunder.

     10.8         INTEGRATION.

         This Agreement and the other Additional Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the Additional Loan Documents.


     10.9         GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OR CONFLICTS OF LAW.


     10.10        SUBMISSION TO JURISDICTION; WAIVERS.

         THE BORROWER AND EACH OF THE SUBSIDIARIES HEREBY
IRREVOCABLY AND UNCONDITIONALLY:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 10.4 OF THE FIRST FORBEARANCE AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

                  (D)      AGREES THAT NOTHING HEREIN SHALL AFFECT THE

RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED
BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;
AND

                  (E) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 10.9 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.


     10.11        WAIVERS OF JURY TRIAL.

         THE BORROWER, THE SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE OTHER LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER ADDITIONAL DOCUMENT AND FOR ANY COUNTERCLAIM OR THIRD PARTY CLAIM THEREIN.


     10.12        CREDIT AGREEMENT.

         Except as amended or modified by this Agreement and the First Forbearance Agreement, the Credit Agreement shall remain in full force and effect in accordance with its original terms, provided, however, in the event that there is any inconsistency between this Agreement and any of the Additional Loan Documents and the Credit Agreement, the provisions of this Agreement and the Additional Loan Documents shall control.


     10.13        COUNTERPARTS.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.


     10.14        ENFORCEABILITY; USURY.

         In  no  event  shall  any  provision  of  this  Agreement,  the  Credit
Agreement, the Notes, or any other instrument evidencing or securing the indebtedness of the Borrower hereunder ever obligate the Borrower to pay or allow any Lender to collect interest on the Notes or any other indebtedness of the Borrower hereunder at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate the Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Notes, would be held to constitute the payment by the Borrower of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary.

         Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the indebtedness of the Borrower hereunder shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Agreement, the Credit Agreement or the Notes, any funds are applied to the payment of any part of the principal amount of the indebtedness of the Borrower hereunder prior to the maturity thereof, then (a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the indebtedness of the Borrower hereunder remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the indebtedness of the Borrower hereunder, then the Lenders shall refund to the Borrower all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this Agreement, the Credit Agreement or in any of the written evidences of the indebtedness of the Borrower hereunder, the Borrower shall never be required to pay any unearned interest on such indebtedness or any portion thereof, and shall never be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof.



THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date and year first above written.



                                             PHYSICIAN COMPUTER NETWORK, INC.



                                             By:_____________________________
                                                  Name:___________________
                                                  Title:__________________


                                             VERSYSS INCORPORATED



                                             By:_____________________________
                                                  Name:___________________
                                                  Title:__________________


                                             SOLION CORPORATION



                                             By:_____________________________
                                                  Name:___________________
                                                  Title:__________________


                                             WISMER-MARTIN, INC.



                                             By:_____________________________
                                                  Name:___________________
                                                  Title:__________________

                                           INTEGRATED HEALTH SYSTEMS, INC.



                                           By:_____________________________
                                                Name:___________________
                                                Title:__________________


                                           PCN HP VENTURE CORP.



                                           By:___________________________
                                                Name:___________________
                                                Title:__________________


                                           PCN SERVICES CORP.



                                           By:_____________________________
                                                Name:___________________
                                                Title:__________________


                                           V HOLDING CORP.



                                           By:_____________________________
                                                Name:___________________
                                                Title:__________________

                                             MEDICAL NETWORK SYSTEMS, INC.



                                             By:_____________________________
                                                  Name:___________________
                                                  Title:__________________


                                             FLEET BANK, N.A., as Administrative
                                               Agent and as a Lender


                                             By:____________________________
                                                  Name:___________________
                                                  Title:__________________


                                             LEHMAN COMMERCIAL PAPER, INC.,



                                             By:____________________________
                                                  Name:___________________
                                                  Title:__________________


                                             BANK OF MONTREAL



                                             By:____________________________
                                                  Name:___________________
                                                  Title:__________________

                                          SKANDINAVISKA ENSKILDA BANKEN
                                          AB (PUBLIC) NEW YORK BRANCH



                                          By:____________________________
                                               Name:___________________
                                               Title:__________________


                                          By:____________________________
                                               Name:___________________
                                               Title:__________________


                                          FIRST UNION NATIONAL BANK



                                          By:____________________________
                                               Name:___________________
                                               Title:__________________


                                          IMPERIAL BANK, A CALIFORNIA
                                          BANKING CORPORATION



                                          By:____________________________
                                               Name:___________________
                                               Title:__________________


                                          SOCIETE GENERALE



                                          By:____________________________
                                               Name:___________________
                                               Title:__________________

                                               SUMMIT BANK



                                               By:____________________________
                                                    Name:___________________
                                                    Title:__________________